State Street Institutional Tax Free Money Market Fund – Investment Class

SUMMARY PROSPECTUS – APRIL 30, 2010	TICKER SYMBOL: (TFVXX)
As Supplemented March 1, 2011
Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You may find the fund’s prospectus and other information about the fund online at: http://www.sttfunds.com/literature.html
You may also get this information at no cost by calling (877) 521-4083, by sending an e-mail request to Fund_Inquiry@ssga.com, or by writing to the fund, c/o State Street Global Markets, LLC, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900. The fund’s current prospectus and statement of additional information are incorporated by reference into this summary prospectus.
Investment Objective
The investment objective of State Street Institutional Tax Free Money Market Fund (the “Tax Free Fund” or sometimes referred to in context as the “Fund”) is to seek to maximize current income, exempt from federal income taxes, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share NAV.
Fees and Expenses of the Fund
The table describes the fees and expenses that you may pay if you buy and hold shares of the Tax Free Fund. As a shareholder in the State Street Tax Free Portfolio (the “Tax Free Portfolio” or sometimes referred to in context as the “Portfolio”), the Fund bears its ratable share of the Portfolio’s expenses, including advisory and administrative fees, and at the same time continues to pay its own fees and expenses. The table and the Example reflect the expenses of both the Fund and the Portfolio.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)(1)

Management Fees	0.05%
Distribution (12b-1) Fees	0.10%
Other Expenses	0.11%
-Service Fee	0.25%

Total Annual Fund Operating Expenses	0.51%

(1)	Amounts reflect the total expenses of the Tax Free Portfolio and the Fund restated to reflect current fees.
Example
This Example is intended to help you compare the cost of investing in the Tax Free Fund with the costs of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions yours costs would be:

1 Year	3 Years	5 Years	10 Years
$52	$164	$286	$642
Principal Investment Strategies
The Tax Free Fund invests substantially all of its investable assets in the Tax Free Money Market Portfolio.
The Tax Free Portfolio has a fundamental policy of investing at least 80% of its net assets (plus borrowings, if any) in federal tax—exempt, high quality, short-term municipal securities of all types. The Portfolio generally invests all of its assets in instruments exempt from ordinary federal income tax. The Portfolio may not invest more than 20% of its net assets in federally taxable money market instruments (including those subject to the Federal alternative minimum tax), including securities issued by or guaranteed as to principal and interest by the U.S. government or its agencies and instrumentalities, as well as certificates of deposit, commercial paper and repurchase agreements. The Portfolio may buy or sell securities on a when-issued or forward commitment basis.
The Portfolio follows a disciplined investment process that attempts to provide stability of principal, liquidity and current income through all market conditions, by investing in high quality money market instruments. Among other things, the Portfolio’s investment adviser conducts its own credit analyses of potential investments and portfolio holdings, and relies substantially on a dedicated short-term credit research team. In addition, the Portfolio follows regulatory requirements applicable to money market funds, which require, among other things, the Portfolio to invest only in debt obligations of high quality and with short maturities, to limit the level of investment in any single issuer, and to maintain a high level of Portfolio liquidity. All securities held by the Portfolio are U.S. dollar-denominated, and they may have fixed, variable or floating interest rates, or may be zero coupon securities.
The Portfolio attempts to meet its investment objective by investing in, among other things:
•	Securities issued by states, municipalities and their political subdivisions and agencies and certain territories and possessions of the U.S., including:

•	General obligation bonds and notes;

•	Revenue bonds and notes;

•	Commercial paper and other privately issued securities;

•	Tender option bonds;

•	Private activity bonds;

•	Industrial development bonds;

•	Municipal lease contracts; and

•	Securities of other investment companies with similar investment guidelines.
Principal Investment Risks
An investment in the Fund is not a deposit in a bank and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
In addition, the Fund is subject to the following risks:
▪	Risks of Investing Principally in Money Market Instruments:
▪	Interest Rate Risk—The risk that interest rates will rise, causing the value of the Portfolio’s investments to fall. Also, the risk that as interest rates decline, the income that the Portfolio receives on its new investments generally will decline.

▪	Credit Risk—The risk that an issuer, guarantor or liquidity provider of an instrument will fail, including the perception that such an entity will fail, to make scheduled interest or principal payments, which may reduce the Portfolio’s income and the market value of the instrument.

▪	Liquidity Risk—The risk that the Portfolio may not be able to sell some or all of its securities at desired prices, or may be unable to sell the securities at all, because of a lack of demand in the market for such securities, or a liquidity provider defaults on its obligation to purchase the securities when properly tendered by the Portfolio.
▪	Master/Feeder Structure Risk: The Fund’s performance may suffer as a result of large cash inflows or outflows of the Master Portfolio in which the Fund invests.

▪	Risk Associated with Maintaining a Stable Share Price: The ability of the Fund to maintain a stable share price of $1.00 largely depends on the aggregate market value of the Portfolio’s securities being substantially similar to the aggregate of the acquisition prices of those securities to the Portfolio. To the extent that aggregate market value materially varies from the aggregate of those acquisition prices, the Fund may not be able to maintain a stable share price of $1.00. This risk typically is higher during periods of rapidly changing interest rates or issuer credit quality generally is falling, and is made worse when the Portfolio experiences significant redemption requests.

▪	Municipal Obligations Risk: The municipal securities market in which the Portfolio invests may be volatile and may be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities. Municipal revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility’s user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. Many municipal securities are issued to finance projects relating to education, health care, transportation and utilities. Conditions in those sectors may affect the overall municipal market. In addition, municipal securities backed by current or anticipated revenues from a specific project or specific asset may be adversely affected by the discontinuance of the taxation supporting the project or asset or the inability to collect revenues for the project or from assets. If any issuer of a municipal security does not comply with applicable tax requirements, or there are adverse changes in federal tax laws, interest paid on the security may become taxable and the security could decline in value.

▪	Exposure to Financial Institutions: Many instruments in which the Portfolio invests are issued or guaranteed as to principal or interest by banks, brokers and other financial institutions, or are collateralized by securities issued or guaranteed by those institutions. Although the Portfolio attempts to invest only with high quality financial institutions, most financial institutions are dependent on other institutions to fulfill their obligations in the financial markets. Events that would adversely affect one financial institution or financial institutions generally also may have an adverse effect on the financial institution in which the Portfolio invests or that serve as counterparties in transactions with the Portfolio. Changes in the credit worthiness of any of these institutions may cause the Portfolio a loss.

▪	Low Short-Term Interest Rates: As short-term interest rates approach 0%, the Portfolio may maintain substantial cash balances. The Portfolio typically does not receive any income from uninvested cash. In addition, if instruments held by the Portfolio pay interest at very low rates, the Portfolio may generate insufficient income to pay its expenses. At such times, the Portfolio may pay some or all of its expenses from Portfolio assets, and generally the Portfolio would not pay a daily dividend.
Performance
The bar chart and table below provide some indication of the risks of investing in the Tax Free Fund by illustrating the variability of the Fund’s returns during the years since inception. The Fund’s past performance does not necessarily indicate how the Fund will perform in the future. Additionally, the performance information prior to October 1, 2007, the inception date for the Investment Class of the Fund, is that of the Fund before the Investment Class was operational. The Institutional Class had lower expenses and typically higher returns than the Investment Class. The primary difference in expenses is the lower distribution (12b-1) fee and absence of shareholder servicing plan and associated fees. Current performance information for the Fund is available toll free by calling (877) 521-4083 or by visiting our website at www.sttfunds.com.
State Street Institutional Tax Free Money Market Fund
Total Return for the Calendar Years Ended December 31
Bar Chart:

2008:	1.96%
2009:	0.22%
During the period shown in the bar chart, the highest return for a quarter was 0.61% (quarter ended 3/31/08) and the lowest return for a quarter was 0.00% (quarter ended 9/30/09). Additionally, the performance information prior to October 1, 2007, the inception date for the Investment Class of the Fund, is that of the Fund before the Investment Class was operational. The Fund had lower expenses and typically higher returns than the Investment Class. The primary difference in expenses is the lower distribution (12b-1) fee and absence of shareholder servicing plan and associated fees. The Fund’s inception date was February 7, 2007.
Average Annual Total Returns
For the Periods Ended December 31, 2009

		Since the Inception
		Date of the Fund
	1-Year	(Annualized)
State Street Institutional Tax Free Money Market Fund	0.22%	1.77%
To obtain the Fund’s current yield, please call (877) 521-4083.
Investment Adviser
SSgA Funds Management, Inc. serves as the investment adviser to the Fund.
Purchase and Sale of Fund Shares
Purchase Minimums

To establish an account	$25,000,000
To add to an existing account	No minimum
You may redeem Fund shares on any day the Fund is open for business.
You may redeem Fund shares by written request or wire transfer. Written requests should be sent to:
By Mail:
State Street Institutional Trust Funds
P.O. Box 8048
Boston, MA 02266-8048

By Overnight:
State Street Institutional Trust Funds
30 Dan Road
Canton, MA 02021-2809
By Telephone:
For wire transfer instructions, please call (866) 392-0869 between 8 a.m. and 5 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.
If you wish to purchase or redeem Fund shares through a broker, bank or other financial intermediary, please contact that financial intermediary directly. Your financial intermediary may have different or additional requirements for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the Fund is open.
Tax Information
The Fund intends to distribute tax-exempt income. However, a portion of the Fund’s distributions may be subject to Federal income tax.
Payments to Brokers and Other Financial Intermediaries
If you purchase the Fund through a broker or other financial intermediary (such as a bank), the Fund and its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.

4